SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement                [  ] Confidential, for Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[X ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting  material  pursuant to Rule  14a-11(c) or Rule 14a-12

                              THE KOREA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[  ]    Fee  computed on table below per  Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)     Title  of  each   class  of   securities   to  which transaction
        applies:

(2)     Aggregate number of securities to which  transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[  ]    Fee paid previously with preliminary materials:

[  ]    Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

[LOGO]                                                           345 Park Avenue
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Korea Fund, Inc.                                           September 5, 2003
--------------------------------------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of The Korea Fund, Inc. (the "Fund") is to be held at 1:45 p.m., Eastern time, on Wednesday, October 1, 2003, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect two Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of each of the two nominees for Directors.

Respectfully,

/s/Richard T. Hale

Richard T. Hale
Chairman of the Board and President









--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 1, 2003 at 1:45 p.m., Eastern time, for the following purpose:

     To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 1, 2003 are entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors,

/s/John Millette

John Millette,
Secretary

September 5, 2003









--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management^1, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 1, 2003 at 1:45 p.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 5, 2003 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the two nominees referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal, which requires the approval of a majority of the shares present in person or by proxy at the Meeting and entitled to vote thereon.

Holders of record of the common stock of the Fund at the close of business on August 1, 2003 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 49,839,902 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2003 and a copy of the semiannual report for the six-month period ended December 31, 2002, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.


-----------------------------
^1 Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Bank Trust Company Americas (formerly Bankers Trust Co.), Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd. and Scudder Trust Company.

PROPOSAL: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. Both nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class III -- Nominees to serve until 2006 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal            Dollar Range
                         Occupation or                      of Equity      Aggregate Dollar Range of Equity
                         Employment and           Year      Securities     Securities in All Registered
Name (Age)               Directorships            First     in the Fund    Investment Companies Overseen by
Address                  in Publicly Held         Became a  as of June     Director in Family of Investment
Noninterested Directors  Companies                Director  30, 2003^1     Companies as of June 30, 2003^1
------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          Clinical Professor of    2000       $10,001-        $50,001-$100,000
                         Finance, NYU Stern                  $50,000
Kenneth C. Froewiss (57) School of Business;
c/o Deutsche Investment  Member, Finance Committee,
Management               Association for Asian
Americas Inc.            Studies; Formerly, Managing
345 Park Avenue          Director, J.P. Morgan
New York, NY 10154       (investment banking firm)
                         (until 1996). Mr. Froewiss
                         serves on the boards of
                         three other funds managed
                         by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       2

Class III-- Nominees to serve until 2006 Annual Meeting of Stockholders (continued):

                         Present Office with the
                         Fund, if any; Principal            Dollar Range
                         Occupation or                      of Equity      Aggregate Dollar Range of Equity
                         Employment and           Year      Securities     Securities in All Registered
Name (Age)               Directorships            First     in the Fund    Investment Companies Overseen by
Address                  in Publicly Held         Became a  as of June     Director in Family of Investment
Noninterested Directors  Companies                Director  30, 2003^1     Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          Director and Chief       2000       $50,001-        Over $100,000
                         Executive Officer, IMF              $100,000
Ronaldo A. da Frota      Editora Ltd. (financial
Nogueira (65)            publisher); Chairman of
c/o Deutsche Investment  the Certification
Management               Committee and Director,
Americas Inc.            APIMEC Nacional
345 Park Avenue          (Brazilian Association
New York, NY 10154       of Investment
                         Professionals and
                         Analysts); Member,
                         Board of the
                         Association of
                         Certified International
                         Investment Analysts
                         (ACIIA). Mr. da Frota
                         Nogueira serves on the
                         boards of three other
                         funds managed by DeIM.

-------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes I and II Directors do not expire this year. On September 2, 2003, following the resignation of Nicholas Bratt, a Class I Director, the Board of Directors reduced the size of Class I from three to two Directors and the total number of Directors from eight to seven. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. It is currently anticipated that Messrs. Callander and Luers will resign from the Board on or about April 30, 2005 in accordance with the Boards' retirement policy.

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders^1:

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Interested Directors      Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          Chairman (since 2002)     2002       $10,001-       Over $100,000
                         and President (since                 $50,000
Richard T. Hale (58)*+   2003) of the Fund; Managing
c/o Deutsche Investment  Director, Deutsche Bank
Management Americas Inc. Securities Inc. (formerly DB
345 Park Avenue          Alex. Brown LLC) and Deutsche
New York, NY 10154       Asset Management (1999 to
                         present); Director and
                         President, Investment Company
                         Capital Corp. (registered
                         investment advisor) (1996 to
                         present); Director, Deutsche
                         Global Funds, Ltd. (2000 to
                         present), CABEI Fund (2000 to
                         present), North American
                         Income Fund (2000 to present);
                         Director, Scudder Global
                         Opportunities Fund (since
                         2003); Director/Officer
                         Deutsche/Scudder Mutual Funds
                         (various dates, 200 funds
                         overseen); President,
                         Montgomery Street Income
                         Securities, Inc. (2002 to
                         present) (registered
                         investment companies); Vice
                         President, Deutsche Asset
                         Management, Inc. (2000 to
                         present); formerly, Director,
                         ISI Family of Funds
                         (registered investment
                         companies; 4 funds overseen)
                         (1992 to 1999); Managing
                         Director, DeIM (2003 to
                         present).

-------------------------------------------------------------------------------------------------------------

                                       4

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders (continued):

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Interested Directors      Companies                Director  30, 2003^1    Companies as of June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          For-Profit Corporate     2001       $1-$10,000      $1-$10,000
                         Boards: Director,
Susan Kaufman            Valero Energy
Purcell (61)             Corporation; Non-Profit
c/o Deutsche Investment  Organizations: Vice
Management               President, Council of
Americas Inc.            the Americas; Vice
345 Park Avenue          President, Americas
New York, NY 10154       Society; Non-Profit
                         Directorships: Freedom
                         House, Foundation for
                         Management Education in
                         Central America (FMECA)
                         and National Endowment
                         for Democracy (until
                         1999); Member, Advisory
                         Board, The Inter-American
                         Foundation; Member, Council
                         on Foreign Relations; and
                         Member, The Economic Club
                         of New York (private club).
                         Previously Member, Policy
                         Planning Staff, US Department
                         of State and Associate
                         Professor of Political Science,
                         University of California, Los
                         Angeles (UCLA). Dr. Purcell
                         serves on the boards of three
                         other funds managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                        5

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                         Occupation or                      of Equity     Securities in All Registered
                         Employment and           Year      Securities    Investment Companies Overseen by
Name (Age)               Directorships            First     in the Fund   Director in the Family of
Address                  in Publicly Held         Became a  as of June    Investment Companies as of
Noninterested Directors  Companies                Director  30, 2003^1    June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          Retired Vice Chairman,   1996       $10,001-      $50,001-$100,000
                         Chemical Banking                    $50,000
Robert J. Callander (72) Corporation; Director,
c/o Deutsche Investment  ARAMARK Corporation (food
Management               service); Member, Council
Americas Inc.            on Foreign Relations;
345 Park Avenue          Previously Visiting
New York, NY 10154       Professor/Executive-in-
                         Residence, Columbia
                         University Business School;
                         Formerly, Director,
                         Metropolitan Opera
                         Association and Barnes
                         Group, Inc.
                         (manufacturing) (until
                         April 2001). Mr.
                         Callander serves on the
                         boards of three other
                         funds managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                        6

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):

                         Present Office with the
                         Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                         Occupation or                      of Equity     Securities in All Registered
                         Employment and           Year      Securities    Investment Companies Overseen by
Name (Age)               Directorships            First     in the Fund   Director in the Family of
Address                  in Publicly Held         Became a  as of June    Investment Companies as of
Noninterested Directors  Companies                Director  30, 2003^1    June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          President and Chief      2001       $1-$10,000    $10,001-$50,000
                         Executive Officer,
William H. Luers (74)    United Nations
c/o Deutsche Investment  Association; Director,
Management               Wickes Lumber Company
Americas Inc.            (building materials), America
345 Park Avenue          Online Latin America; Member,
New York, NY 10154       Advisory Board, The Trust for
                         Mutual Understanding; Trustee:
                         Rockefeller Brothers Fund,
                         Trustee Advisory Council --
                         Appeal of Conscience
                         Foundation; formerly,
                         President, Metropolitan Museum
                         of Art (1986-1999) (retired),
                         Director, StoryFirst
                         Communications, Inc. (owns
                         television and radio stations
                         in Russia and Ukraine)
                         (1996-1999), The Eurasia
                         Foundation (2000-2002), IDEX
                         Corporation (liquid handling
                         equipment manufacturer)
                         (1991-2003); Member, Executive
                         Committee and Board of
                         Directors, East-West Institute
                         (1988-2002). Mr. Luers serves
                         on the boards of three other
                         funds managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       7

Class II -- Directors to serve until 2005 Annual Meeting of Stockholders (continued):

                         Present Office with the
                         Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                         Occupation or                      of Equity     Securities in All Registered
                         Employment and           Year      Securities    Investment Companies Overseen by
Name (Age)               Directorships            First     in the Fund   Director in the Family of
Address                  in Publicly Held         Became a  as of June    Investment Companies as of
Noninterested Directors  Companies                Director  30, 2003^1    June 30, 2003^1
-------------------------------------------------------------------------------------------------------------

[PHOTO OMITTED]          Professor (formerly      1994^2     None          None
                         Dean, 1999-2001),
Kesop Yun (58)           College of Business
c/o Deutsche Investment  Administration, Seoul
Management               National University,
Americas Inc.            Seoul, Korea; Director,
345 Park Avenue          The Korea
New York, NY 10154       Liberalisation Fund,
                         Inc. (U.K.)
                         (1996-1999); Visiting
                         Professor of London
                         Business School
                         (1997-98); President,
                         Korea Securities &
                         Economy Institute
                         (1994-95) and Korea Tax
                         Association (1994-95).
                         Mr. Yun serves on the
                         boards of three other
                         funds managed by DeIM.

All Directors and Officers as a group                        9,150 Shares  Less than 1/4 of 1% of Shares of
                                                                           the Fund
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM, or its affiliates, or the Fund's subadvisor, Deutsche Investment Trust Management Company Limited (the "Korean Advisor"). Mr. Hale is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or its affiliates, or because he is an Officer of the Fund, or both.

+ Mr. Callander and Mr. Hale are members of the Executive Committee of the Fund.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

^2 Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, require the fund's officers and directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended June 30, 2003 were timely except that Jin-Kwon Chung, Dae-Keun Kim, O-Jin Kwon, Jae-Heon Lee, Won Ik Lee and Chang-Geun Nam each filed a Form 3 late. Each has subsequently corrected his omission by making the necessary filing. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to a filing made with the SEC in February 2003, the following owned beneficially more than 5% of the Fund's outstanding stock:

President and Fellows of Harvard College, c/o Harvard Management Company, Inc., 600 Atlantic Ave., Boston, MA 02210 reported beneficial ownership of 8,382,401 shares, or 16.8% of the Fund's outstanding stock.

Except as noted above, to the best of the Fund's knowledge, as of June 30, 2003, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

Mr. Wilson Nolen serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Nolen served as a Director of the Fund since 1984 and retired from the Board in 2000. Messrs. Tai Ho Lee, Sidney Robbins and Robert W. Lear serve as Emeritus Founding Directors of the Fund. Mr. Tai Ho Lee served as a Director of the Fund since 1984 and resigned from the Board in 2001. Mr. Robbins served as a Director of the Fund since 1984 and resigned from the Board in 1995. Mr. Lear served as a Director of the Fund since 1984 and resigned from the Board in 1996.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met ten times during the fiscal year ended June 30, 2003. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members, except Mr. Bratt, a former director, who attended 60% of the meetings.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of DeIM ("Noninterested Directors") as defined in the 1940 Act, which met four times during the fiscal year ended June 30, 2003. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited annual financial statements, reviews the independent accountants' required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

At a meeting held on July 9, 2003, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2004. The Fund's financial statements for the fiscal year ended June 30, 2003 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP^1:

                                        Financial Information Systems
             Audit Fees                Design and Implementation Fees             All Other Fees^2
-------------------------------------------------------------------------------------------------------------
              $130,000                               $0                              $11,174,000
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent fiscal year provided to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.


-----------------------------

^1 In addition to the amounts shown in the table, PricewaterhouseCoopers LLP's billed fees during the fiscal year ended June 30, 2003 of approximately $5,553,000 for professional services rendered for audit and tax services provided to other DeIM-advised funds.

^2 All Other Fees includes $1,027,000 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for DeIM and other related entities that provide support for the operations of the funds.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2003 included in the Fund's Annual Report for the fiscal year ended June 30, 2003 (the "Annual Report"), at a meeting held on August 20, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent accountants their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun, and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met once during the fiscal year ended June 30, 2003. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 2, 2003 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. In order to be considered at the 2004 annual meeting, submission should be made by May 10, 2004.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, except for the declaration of dividends and distributions. The Executive Committee acts when the full Board of Directors is not in session. Messrs. Callander and Hale are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended June 30, 2003.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Hale and Froewiss are currently the members of the Valuation Committee, with Messrs. Luers and Callander as alternates. The Valuation Committee met six times during the fiscal year ended June 30, 2003.

Executive Officers

In addition to Mr. Hale, a Director who is also an Executive Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;               Year First Became
Name (Age)                              Principal Occupation or Employment^1               an Officer^2
-----------------------------------------------------------------------------------------------------------
Kate Sullivan D'Eramo (46)    Assistant Treasurer; DIrector of Deutsche Asset                  2003
                              Management.

Judith A. Hannaway (49)       Vice President; Managing Director of Deutsche Asset              1997
                              Management.

John J. Lee (45)              Vice President; Managing Director of Deutsche Asset              1994
                              Management.

John Millette (41)            Vice President and Secretary; Director of Deutsche Asset         1999
                              Management.

Caroline Pearson (41)         Assistant Secretary; Managing Director of Deutsche Asset         1998
                              Management.

Charles A. Rizzo (46)         Treasurer and Chief Financial Officer; Director of               2002
                              Deutsche Asset Management since 2000; prior thereto,
                              Vice President and Department Head, BT Alex. Brown
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1998-1999); Senior Manager, Coopers and Lybrand L.L.P.
                              (now PricewaterhouseCoopers LLP) (1993-1998)

Bruce A. Rosenblum (42)       Vice President and Assistant Secretary; Director of              2002
                              Deutsche Asset Management since 2002; prior thereto,
                              Vice President of Deutsche Asset Management 2000-2002;
                              and partner with the law firm of Freedman, Levy, Kroll &
                              Simonds.

Salvatore Schiavone (37)      Assistant Treasurer; Director of Deutsche Asset                  2003
                              Management.

Lucinda H. Stebbins (57)      Assistant Treasurer; Director of Deutsche Asset                  2003
                              Management.
-----------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Lee, Rizzo and Schiavone and Mses. D'Eramo and Hannaway own securities of Deutsche Bank AG.

^2 The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Directors not affiliated with DeIM or the Korean Advisor was $171,819, including expenses, for the fiscal year ended June 30, 2003. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Effective January 1, 2003, the Lead Director of the Noninterested Directors (currently Mr. Callander) and the Chairman of the Audit Committee (currently Mr. Froewiss) each receives an additional $2,500 annual fee for serving in that capacity. Each Noninterested Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "Investment Manager," page 26), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                 (5)

                                                                                    Aggregate Compensation
                                                                                    as a Director/Trustee
                                            Pension or                              of the Fund and Other
                             Aggregate      Retirement Benefits   Estimated Annual  Scudder Funds
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     Paid by     Paid by
Position                     from the Fund  Fund Expenses         Retirement        Funds       DeIM
-----------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $11,500        N/A                   N/A               $46,750     $9,000*
Director                                                                            (4 funds)

Kenneth C. Froewiss,         $11,500        N/A                   N/A               $46,750     $9,000*
Director                                                                            (4 funds)

William H. Luers,            $10,000        N/A                   N/A               $42,250     $9,000*
Director                                                                            (4 funds)

Ronaldo A. da Frota          $11,500        N/A                   N/A               $52,750     $9,000*
Nogueira, Director                                                                  (4 funds)

Susan Kaufman Purcell,       $11,500        N/A                   N/A               $46,750     $9,000*
Director                                                                            (4 funds)

Kesop Yun,                   $11,500        N/A                   N/A               $46,750     $6,000*
Director                                                                            (4 funds)
------------------------------------------------------------------------------------------------------------

* DeIM paid the fees of Noninterested Directors for attendance at meetings to discuss and approve a new Investment Management Agreement between the Fund and DeIM.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

Investment Manager

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. The principal business address of each director and principal executive officer, as it relates to his or her duties at the Investment Manager, is 345 Park Avenue, New York, New York 10154. The names and principal occupations of the directors and principal executive officers of the Investment Manager are shown below.

                                                       Position with the Investment Manager
Name                                                           and Principal Occupation
----------------------------------------------------------------------------------------------------------
Thomas J. Hughes                                     Director and President

Deborah A. Flickinger                                Director and Chief of Staff

Phillip Freiherr von Girsewald                       Director

William N. Shiebler                                  Director and Chief Executive Officer

William G. Butterly III                              Secretary
----------------------------------------------------------------------------------------------------------


The Subadvisor

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and the Korean Advisor, a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of the Korean Advisor and the principal business address of each director and principal officer, as it relates to his or her duties at the Korean Advisor, is 3rd Floor, Seian Building, 116 Shinmoonro-1 Ka, Changro-ku, Seoul, Korea. The Korean Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on July 9, 2002. The Korean Advisor renders investment advisory and management services with regards to that portion of the Fund's portfolio allocated to the Korean Advisor by DeIM.

The principal occupations of each director and principal executive officer of the Korean Advisor as of August 19, 2002 are set forth below. No Directors or officers of the Fund, except for John J. Lee who is a Vice President of the Fund and an employee of the Korean Advisor, are employees, officers, directors or shareholders of the Korean Advisor.

                                                          Position with the Korean Advisor
Name                                                           and Principal Occupation
----------------------------------------------------------------------------------------------------------
Yong-Il Shin                                                  Representative Director

Chang-Geun Nam                                                Director

Jae-Heon Lee                                                  Director

Jin-Kwon Chung                                                Director
-------------------------------------------------------------------------------------------------------------

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. Other costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described on the attachment to the proxy card. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at (800) 880-8712. Any proxy given by a stockholder is revocable until voted at a meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 1, 2003, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2004 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154, by May 10, 2004. The timely submission of a proposal does not guarantee its inclusion.

For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2004 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the timeframe indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

345 Park Avenue
New York, New York 10154

September 5, 2003

                                   APPENDIX A
                            SCUDDER CLOSED-END FUNDS

                            AUDIT COMMITTEE CHARTER
                              ADOPTED JULY 9, 2003

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of the Scudder Closed-End Funds (the "Funds"). The Board of Directors of the Funds (the "Board") established the Committee to provide oversight with respect to the Funds' accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, who do not receive consulting, advisory or other compensatory fees from the Funds or from the Funds' investment adviser or its affiliates, except fees from the Funds for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Funds' shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)  Committee Purposes. The purposes of the Committee are as follows:

     (a) To oversee the Funds' accounting and financial reporting policies and practices, the Funds' internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

     (b) To oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

     (c) To exercise direct responsibility for the appointment, compensation, and oversight of the work performed by the Funds' independent auditors for the purpose of preparing or issuing an audit report or related work; and

     (d) To act as a liaison between the Funds' independent auditors and the Board.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Funds;

     (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Funds and the Funds' investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of the independent auditors;

     (c) To meet with the Funds' independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Funds' annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund shareholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

     (d) To meet regularly with the Funds' chief financial and accounting officers, the Funds' Treasurer and the Funds' investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Funds;

     (e) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Funds' financial policies and procedures, internal accounting controls or disclosure controls and procedures;

     (f) To establish procedures for the receipt, retention and treatment of complaints that the Funds receive regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Funds, including without limitation questionable accounting or auditing matters;

     (g) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Funds, and (ii) non-audit services to the Funds' investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Funds) that relate directly to the Funds' operations and financial reporting;

     (h) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Funds' investment advisers (and their affiliates); and

     (i) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds' expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Instructions for Voting Your Proxy

The Korea Fund, Inc. is now offering stockholders of record three alternative ways of voting their proxies:

o  By Telephone

o  Through the Internet (using a browser)

o  By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

----------------
TELEPHONE VOTING        Available only until 5:00 p.m. EST September 30, 2003.
----------------

o  Call TOLL FREE: 1-800-880-8712, Monday through Friday, 9 AM-11 PM EST

o  Your vote will be confirmed and cast as you directed

---------------
INTERNET VOTING         Available only until 5:00 p.m. EST September 30, 2003.
---------------

o  Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

o  You will incur only your usual Internet charges

--------------
VOTING BY MAIL
--------------

o Simply sign and date your proxy card and return it in the postage-paid envelope


        --------------                          --------------
        COMPANY NUMBER                          CONTROL NUMBER
        --------------                          --------------





           Please fold and detach card at perforation before mailing.

--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

                                           PLEASE SIGN AND RETURN PROMPTLY
                                                IN ENCLOSED ENVELOPE.
                                               NO POSTAGE IS REQUIRED.

                          ------------------------------------------------------
                                                (Signature of Stockholder)



                          ------------------------------------------------------
                                          (Signature of joint owner, if any)



                          Date
                               -------------------------------------------, 2003

                          Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

           Please fold and detach card at perforation before mailing.

--------------------------------------------------------------------------------

PROXY                          THE KOREA FUND, INC.                        PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders - October 1, 2003

     The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 1, 2003 at 1:45 p.m., Eastern time, and at any adjournments or postponements thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.

                                                                                      FOR all                WITHHOLD
                                                                                nominees listed at          AUTHORITY
The election of two Directors:                                                   left (except as         to vote for all
                                                                                  marked to the              nominees
Nominees: Class III: Kenneth C. Froewiss and Ronaldo A. da Frota Nogueira.       contrary at left)         listed at left

(INSTRUCTION: To withhold authority to vote for any individual nominee, write        /___/                    /___/
that nominee's name on the space provided below.)


-----------------------------------------------------------------------------


                                                       (continued on other side)